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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                January 28, 1998
                Date of Report (Date of earliest event reported)





                       FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)



          Delaware                    000-21751                  33-0612860
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)



                         11975 El Camino Real, Suite 300
                        San Diego, California 92130-2543
                    (Address of principal executive offices)

                                 (619) 793-2700
              (Registrant's telephone number, including area code)



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Item 5.        Other Events

On January 28, 1998, First Virtual Holdings Incorporated issued a press release announcing financial results for fiscal year 1997. A copy of that release is attached as Exhibit 99.1 to this report.


Item 7.        Financial Statements and Exhibits.

        (c)     Exhibits in accordance with Item 601 of Regulation S-K:

        Exhibits.

        99.1    Press Release dated January 28, 1998.




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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FIRST VIRTUAL HOLDINGS INCORPORATED



Dated:  January 28, 1998                By: /s/ JOHN M. STACHOWIAK
                                           -------------------------------------
                                           John M. Stachowiak
                                           Vice President, Finance &
                                           Administration and Chief Financial
                                           Officer





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                                INDEX TO EXHIBITS


EXHIBIT                            DESCRIPTION
NUMBER

99.1             Press Release dated January 28, 1998.